UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 12, 2006

                              --------------------


                              PharmaFrontiers Corp.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

        000-25513                                        76-0333165
        ---------                                        ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

           2635 N. Crescent Ridge Drive
               The Woodlands, Texas                         77381
               --------------------                         -----
     (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On May 12, 2006, Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006. On May 15, 2006, Registrant announced its results of operations in a press release. A copy of the press release is attached as
Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued May 15, 2006










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PHARMAFRONTIERS CORP.


                                   By:  /s/ David B. McWilliams
                                   ---------------------------------------------
                                   David B. McWilliams, Chief Executive Officer

DATE: May 15, 2005













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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued May 15, 2006